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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                 ---------------


                                   FORM 8-K/A

                               (AMENDMENT NO. 1)


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): JULY 13, 2000 (APRIL 20, 2000)
                                                  ------------------------------



                            GATEWAY BANCSHARES, INC.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


    GEORGIA                         000-24137                    58-2202210
---------------                 ----------------             -------------------
(State or other                 (Commission File              (I.R.S. Employer
jurisdiction of                      Number)                 Identification No.)
incorporation)


5102 ALABAMA HIGHWAY, P.O. BOX 129, RINGGOLD, GEORGIA                30736
-----------------------------------------------------             ----------
(Address of principal executive offices                           (Zip Code)


Registrant's telephone number, including area code: (706) 965-5500
                                                    --------------


                                 NOT APPLICABLE
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)




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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


         On April 20, 2000, the Company dismissed its existing independent public accounting firm, Land & Associates, P.C., CPAs ("Land"), and hired Hazlett, Lewis & Bieter, PLLC. Neither of Land's reports on the Company's financial statements for the years ended December 31, 1998 or 1999 contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles. The change of accountants was approved by the Board of Directors. The Company had no disagreements with Land during any of the years ended December 31, 1998 or 1999 or during the interim period through April 20, 2000 (date of change) on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure that would have caused that firm to make reference to the subject disagreement if it had not been resolved to Land's satisfaction.


ITEM 7. EXHIBITS

         The following exhibit is attached to this Report:


                  Exhibit 16: Letter from Land & Associates, P.C., CPAs to the Company dated July 13, 2000.
























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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       GATEWAY BANCSHARES, INC.


                                       By: /s/ Robert G. Peck
                                           -------------------------------------
                                           Robert G. Peck
                                           President and Chief Executive Officer



                                                Date: July 13, 2000
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